UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 14, 2022

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083
(Address of principal executive offices) (Zip Code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BBBY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of the Company held on July 14, 2022 (“Annual Meeting”), the following items were voted upon: (1) the election of ten directors of the Company for terms expiring in 2023; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the 2022 fiscal year; and (3) the approval, by non-binding vote, of the 2021 compensation paid to the Company’s named executive officers. Shareholders of record of the Company’s common stock at the close of business on May 16, 2022 were entitled to vote shares at the Annual Meeting. As of that date, there were 79,886,442 shares of common stock outstanding. The voting results with respect to each of the matters described above were as follows:

1. The ten directors were elected based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Harriet Edelman	47,478,236	1,712,207	113,056	13,754,381
Marjorie Bowen	48,815,232	410,708	77,559	13,754,381
Sue E. Gove	47,404,508	1,788,362	110,629	13,754,381
Jeffrey A. Kirwan	46,948,814	2,227,735	126,950	13,754,381
Shelly Lombard	48,828,109	394,811	80,579	13,754,381
Benjamin Rosenzweig	48,818,298	403,126	82,075	13,754,381
Joshua E. Schechter	47,297,462	1,881,489	124,548	13,754,381
Minesh Shah	48,034,715	1,136,518	132,266	13,754,381
Andrea M. Weiss	47,210,825	1,975,823	116,851	13,754,381
Ann Yerger	46,726,513	2,456,775	120,211	13,754,381

2. The appointment of KPMG LLP as the Company’s independent auditors for the 2022 fiscal year was ratified based upon the following votes:

For	Against	Abstain
60,046,496	2,446,555	564,829

3. The approval, by non-binding vote, of the 2021 compensation paid to the Company’s named executive officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
45,368,053	3,509,162	426,284	13,754,381

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: July 15, 2022	By:	/s/ Gustavo Arnal
Gustavo Arnal
Chief Financial Officer